UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 21, 2024

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 5328

Madison, Wisconsin 53705-0328

(Address of principal executive offices and zip code)

(800)-438-7394

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
2.00% Senior Notes Due 2031	JDCC 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02 Results of Operations and Financial Condition.

John Deere Capital Corporation’s (JDCC) revenue, net income, and ending portfolio balance for the fourth quarter and full fiscal year 2024 are set forth below:

	Fourth Quarter			Full Year
$ in millions	2024	2023	% Change	2024	2023	% Change
Revenue	$1,296	$1,153	12%	$4,940	$3,976	24%
Net income	$157	$147	7%	$581	$572	2%
Ending portfolio balance				$59,428	$56,249	6%

JDCC's net income for the quarter was higher than the same period in 2023 primarily due to income earned on higher average portfolio balances, lower administrative and operating expenses, and a reduction in derivative valuation adjustments, partially offset by a higher provision for credit losses. Full-year 2024 net income was higher than 2023 primarily due to income earned on higher average portfolio balances and lower dealer financing incentives, partially offset by a higher provision for credit losses and less-favorable financing spreads. 2024 results also benefited from higher recoveries on freestanding credit enhancements.

Item 7.01Regulation FD Disclosure.

On November 21, 2024, Deere & Company, JDCC’s parent, issued a press release announcing its results of operations for the fourth quarter and full fiscal year 2024 and made available a presentation providing a review of its fourth quarter and full fiscal year 2024 in connection with its investor earnings call. Copies of the press release and presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 8.01Other Events.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Number	Description of Exhibit

99.1

Press release and supplemental financial information of Deere & Company (incorporated by reference from Exhibit 99.1 to Deere & Company’s Current Report on Form 8-K dated November 21, 2024, file number (1-4121)). (Furnished herewith)

99.2

Fourth Quarter 2024 Earnings Conference Call Presentation of Deere & Company (incorporated by reference from Exhibit 99.2 to Deere & Company’s Current Report on Form 8-K dated November 21, 2024, file number (1-4121)). (Furnished herewith)

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Edward R. Berk
Edward R. Berk Secretary
Dated: November 21, 2024

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